Exhibit 99.1

FOR IMMEDIATE RELEASE

TC BANCSHARES, INC. ANNOUNCES COMPLETION OF INITIAL PUBLIC OFFERING AND MUTUAL-TO-STOCK CONVERSION

Thomasville, Georgia, July 20, 2021 – TC Bancshares, Inc. (the “Company”), the holding company of TC Federal Bank (the “Bank”), announced today that it has completed its initial public offering in connection with the mutual-to-stock conversion of the Bank on July 20, 2021. Both the stock offering and the conversion were completed effective following the close of business today. The Company’s common stock is expected to begin trading on the Nasdaq Capital Market under the trading symbol “TCBC” on July 21, 2021.

The Company sold a total of 4,898,350 shares of common stock at $10.00 per share in the subscription offering for gross offering proceeds of approximately $48,983,500, inclusive of shares sold to its employee stock ownership plan.

Performance Trust Capital Partners, LLC, acted as selling agent in the subscription offering. Bryan Cave Leighton Paisner LLP served as the Company’s and the Bank’s legal counsel in the conversion and offering, and Silver, Freedman, Taff & Tiernan LLP advised Performance Trust Capital Partners, LLC.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “may,” “will,” “would,” “intends,” “believes,” “expects,” “plans,” “estimates,” “seeks,” “anticipates,” “Targets,” “projects,” “continues,” or similar terms or variations on those terms, or the negative of those terms. These statements are based upon the current beliefs and expectations of Company management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to: those related to the real estate and economic environment, particularly in the market areas in which the Company and the Bank operates; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competition from other financial services companies in the Company’s and the Bank’s market could adversely affect operations; the effects of any pandemic, including COVID-19; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company and the Bank may not be successful in the implementation of their business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission, which are available at the SEC’s website, www.sec.gov.

The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above or other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. All subsequent written and oral forward-looking statements concerning the Company or the proposed conversion or offering or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About TC Bancshares, Inc. and TC Federal Bank

TC Federal Bank is a wholly-owned subsidiary of TC Bancshares, Inc., a Georgia corporation. TC Federal Bank was organized in 1934 and was chartered in 1937 as a mutual savings and loan association. The Bank currently operates from its main office in Thomasville, Georgia, a branch office and a residential mortgage center in Tallahassee, Florida and a commercial loan production office in Savannah, Georgia serving its primary market areas of Thomas and Chatham Counties, Georgia, and Leon County, Florida, and the contiguous counties.